INFORMATION STATEMENT PURSUANT TO SECTION 14 (C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                           CHECK THE APPROPRIATE BOX:

                     [ X ] PRELIMINARY INFORMATION STATEMENT
                [ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
                      [ ] DEFINITIVE INFORMATION STATEMENT



                          TECH-NET COMMUNICATIONS INC.
                  (NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

                              [X] NO FEE REQUIRED.
             [ ] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES
                               14C-5(G) AND 0-11.

       (1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:
                                 NOT APPLICABLE.
        (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:
                                 NOT APPLICABLE.
  (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS
          CALCULATED AND STATE HOW IT WAS DETERMINED): NOT APPLICABLE.
      (4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION: NOT APPLICABLE.
                       (5) TOTAL FEE PAID: NOT APPLICABLE.

               [ ] FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.
 [ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE
   0-11 (A) (2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER,
               OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

                   (1) AMOUNT PREVIOUSLY PAID: NOT APPLICABLE.
        (2) FORM, SCHEDULE OR REGISTRATION STATEMENT NO.: NOT APPLICABLE.
                        (3) FILING PARTY: NOT APPLICABLE.
                         (4) DATE FILED: NOT APPLICABLE.




                          TECH-NET COMMUNICATIONS, INC.
                                65 Shrewsbury Rd
                              Livingston, NJ 07039


                                 August __, 2003

                                Dear Stockholder:

Please be informed that our board of directors has decided to adopt a name that was not limited to describing the past inactive and abandoned activities of Tech-net Communications, Inc. and which better describes our current business.

We are providing to you the following Information Statement to notify you that our Board of Directors and the holders of a majority of our outstanding common stock have delivered a written consent to change the corporate name to "Knightsbridge Fine Wines, Inc."

This action will become effective approximately twenty (20) days from the date hereof.

The Information Statement is being provided to you for information purposes only as it relates to a Certificate of Amendment of our Articles of Incorporation. Your vote is not required to approve the action. This Information Statement does not relate to an annual meeting or special meeting in lieu of an annual meeting. You are not being asked to send a proxy and you are requested not to send one.

                                Very truly yours,

                                /s/ Joel Shapiro
                                --------------------------
                                  Joel Shapiro,
                                  President, CEO and Director

                              INFORMATION STATEMENT
                                       OF
                             TECH-NET COMMUNICATIONS, INC.

                       NOTICE TO STOCKHOLDERS PURSUANT TO
              SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934

Generally

This Information Statement is being furnished to the holders of common stock, par value $.001 per share (the "Common Stock")of Tech-Net Communications, Inc., a Nevada corporation to inform you that our Board of Directors and the holders of a majority of our outstanding Common Stock have authorized, by written consent dated as of August 6, 2003, a change of our corporate name from "Tech-net Communications, Inc." to "Knightsbridge Fine Wines, Inc."

RECENT CHANGE OF CONTROL

On August 1, 2003, we completed the Share Exchange with Knightsbridge Fine Wines, Inc. ("Knightsbridge"). Knightsbridge was formed to develop and finance the growth of a diversified international wine company consisting of estate vineyards and brands from various wine growing regions of the world. As a result of the Share Exchange, Knightsbridge became our wholly owned subsidiary. The shareholders of Knightsbridge now own the majority of our voting stock. To accomplish the Share Exchange, we issued an aggregate of 12,402,500 (24,803,000 as of our forward split effective August 13, 2003) shares of our Common Stock in exchange for all of the issued and outstanding capital stock of Knightsbridge from the shareholders of Knightsbridge. The shares issued to the Knightsbridge Shareholders were issued to 35 persons, 7 of whom are employees of Knightsbridge whose shares of Knightsbridge were issued in accordance with Rule 701 and the remainder of whom are accredited investors, pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act").

Pursuant to the terms of the Share Exchange Agreement, the officers of Knightsbridge have been appointed as our officers and Jayeson Carmichael has resigned as our president and Edward Wong has resigned as our treasurer and secretary. Joel Shapiro, president of Knightsbridge has been appointed to our Board of Directors and Messrs. Wong and Carmichael and Diane Travis have agreed to resign as directors after the expiration of the ten day period beginning on the later of the date of the filing of our Information Statement with the SEC pursuant to Rule 14f-1 on August 1, 2003, or the date of mailing of such Information Statement to our shareholders. Also pursuant to the terms of the Share Exchange, Jayeson Carmichael, the owner of 5,000,000 shares (66.3%) of our common stock prior to the Share Exchange, agreed to cancel 4,975,000 shares to treasury.

Following the completion of the Share Exchange, we have 14,963,500 (29,927,000 as of our forward split effective August 13, 2003) shares of Common Stock issued and outstanding. The Share Exchange provided Knightsbridge shareholders with approximately 82.89% of our issued and outstanding voting shares.

The Share Exchange did not require approval of our shareholders. Holders of all of the shares of stock of Knightsbridge approved the Share Exchange.


SECURITY OWNERSHIP OF EXECUTIVE OFFICERS, DIRECTORS AND FIVE PERCENT
STOCKHOLDERS

The following table sets forth information about the beneficial ownership of our Common Stock, as exists on August 15, 2003 by (i) each person who is known by the Company to own beneficially more than five percent (5%) of the outstanding shares of Common Stock; (ii) each of the Company's named Executive Officers and Directors; and (iii) all Directors and Executive Officers as a group:

TITLE OF                                     NO. OF     NATURE OF    CURRENT
CLASS           NAME & ADDRESS               SHARES     OWNERSHIP    PERCENTAGE
                                                                     OWNED
-------         ---------------------     ----------   ----------    ----------

Common            Mr. Joel Shapiro        14,091,050        D         47.08%
                  65 Shrewsbury Rd
                  Livingston, NJ 07039

Common            Paul Gardner             1,897,000(1)     I          6.34%
                  13 Lileura Avenue
                  Beaumaris
                  Victoria, AU 3193

Common            Jim McCubbin              300,000         D          1.00%
                  38 Maybaugh Lane
                  Annapolis, MD 21403

Common            Joseph Carr               350,000         D          1.17%
                  659 Western Avenue
                  Albany, NY 12203

Common            Barry Alexander           1,800,000       D          6.01%
                  33948 N. 81st Street
                  Scottsdale, AZ 85262


Common            TriPoint Capital          1,646,000       D          5.50%
                  Advisors, LLC
                  15245 Shady Grove Rd
                  Suite 400
                  Rockville, MD 20850


All directors and officers (2)             16,638,050                 55.60%
as a group (4 persons)

* Included in this table are persons who may not own 5% of our outstanding Voting Stock but who currently hold positions as our officers or directors. We have not included those directors who have agreed to resign following our compliance with Rule 14f-1 of the Exchange Act, as disclosed in our Form 8-K dated August 1, 2003, and our Form 14f-1, dated August 1, 2003. Please note that these share positions have been adjusted for our 2 for 1 forward split effective August 13, 2003.

(1) Mr. Gardner is a one hundred (100%) percent shareholder of PLS Super Annuation Fund, which owns 1,897,000 of our voting shares.


-----------------------------------------------------------------------------

                  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

                        REQUESTED NOT TO SEND US A PROXY
--------------------------------------------------------------------------------
AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO CHANGE NAME OF COMPANY.

Pursuant to the written consent of the holders of a majority of the outstanding Common Stock in lieu of a meeting and the Board of Directors, the name of the Company is changed from "Tech-Net Communications, Inc." to "Knightsbridge Fine Wines Inc." The name change will become effective upon the proper filing of a Certificate of Amendment to Articles of Incorporation with the Secretary of State of the State of Nevada.

     A  copy  of  the   proposed   Certificate   of  Amendment  of  Articles  of
Incorporation is being supplied with this Information Statement.

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MARCH 31, 2003 AND ALL SUBSEQUENTLY FILED REPORTS MAY BE OBTAINED BY A SHAREHOLDER BY WRITTEN REQUEST FROM THE COMPANY, 65 SHREWSBURY ROAD, LIVINGSTON, NEW JERSEY 07039

                       By Order of the Board of Directors


                       /s/ Joel Shapiro
                       ---------------------------
                       Joel Shapiro
                       President, CEO and Director




CERTIFICATE OF AMENDMENT - EXHIBIT ATTACHED

              CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
                                       FOR
                          TECH-NET COMMUNICATIONS, INC.


         Pursuant to the provisions under the Nevada Revised Statutes 78.385 and 78.390, the undersigned hereby adopts the following Articles of Amendment for TECH-NET COMMUNICATIONS INC. (the "Company"):

1.  Name of the Corporation: Tech-Net Communications, Inc.

2.  The articles have been amended as follows:

ARTICLE I

         The name of the Corporation is Knightsbridge Fine Wines, Inc.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provision of the articles of incorporation have voted in favor of the amendment is 15,988,050 shares representing 53.4% of the outstanding shares.


Signatures


--------------------------------------
Joel Shapiro
Chairman, President, CEO and Secretary